Financial income	6 Months Ended
Jun. 30, 2025
Financial income
Financial income

26.Financial income

	For the three months ended		For the six months ended
	June 30,		June 30,
(in EUR 000)	2025	2024	2025	2024
Interests	513	472	1,458	970
Exchange differences	2,164	1,593	2,951	2,498
Fair value adjustment foreign currency swaps and forwards	219	—	493	—
Fair value adjustment synthetic warrants	(43)	—	508	—
Fair value adjustment prepayment option	(1)	—	58	—
Other	6	4	12	9
Total financial income	2,858	2,069	5,480	3,477

The financial income increased from €3.5 million for the six - month period ended June 30, 2024 to €5.5 million for the six - month period ended June 30, 2025. This increase can mainly be explained by the fair value adjustments on foreign currency swaps and forwards and on synthetic warrants. In addition, there was also an increase in interest income.

For the six - month period ended June 30, 2025, exchange gains amount to €3.0 million (three - month period ended June 30, 2025: €2.2 million), mainly driven by the monthly revaluation on balance sheet items and realized exchange gains on currency swaps and forwards and USD financial assets (note 15).

For the six - month period ended June 30, 2025, total interest income amounted to €1.5 million (three month period ended June 30, 2025: €0.5 million). This interest income relates to the term accounts.

More information on the fair value adjustment foreign currency swaps and forwards can be found in note 23.

The fair value adjustments of synthetic warrants and prepayment option are related to the EIB loan facility agreement. More information can be found in note 18.